UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2019

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54786	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand-Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LOOP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2019, Loop Industries, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company, Northern Private Capital Fund I Limited Partnership, an accredited investor (the “Purchaser”), and Daniel Solomita (“Solomita”), in his individual capacity and solely for the purposes of the Voting Arrangement (as defined below), pursuant to which the Company has agreed to issue and sell to the Purchaser in a registered direct offering (the “Offering”) an aggregate of 4,093,567 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at a per share purchase price of $8.55 per share, for aggregate net proceeds of approximately $34.6 million, after deducting estimated offering expenses payable by the Company, of approximately $400,000. Concurrently with the Offering and pursuant to the Purchase Agreement, the Company has agreed to issue to the Purchaser options to purchase up to an additional 4,093,567 shares of the Company’s common stock at an exercise price of $11.00 per share, which will vest on December 15, 2019 and are exercisable for three years following the closing date of the Offering (the “Option Issuance”). The Company expects that the Offering will close on or about June 14, 2019, which will be the twelfth business day following the date of this Form 8-K (such settlement being referred to as T+12), subject to satisfaction of certain customary closing conditions, but in no event later than June 28, 2019. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise.

The Company intends to use the net proceeds from the Offering to fund its equity commitments for the construction of its first commercial manufacturing facility pursuant to its joint venture with Indorama Ventures, as well as general corporate purposes, including continued investment in research and development for further innovation and funding ongoing operations.

Pursuant to the Purchase Agreement, immediately after the Company’s 2019 Annual Meeting of Stockholders on June 27, 2019 and for as long as the Purchaser holds at least 4,000,000 shares of Common Stock, the Purchaser has the right to nominate one director (the “Purchaser Nominee”) to be appointed to the Company’s board of directors (the “Board”) and Solomita has agreed to vote all shares of Common Stock he then owns or has control over to elect such director (the “Voting Arrangement”).

The issuance and sale of the Shares is registered under the Securities Act of 1933 (the “Securities Act”) pursuant to the Company’s Registration Statement on Form S-3 (No. 333-226789), which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 10, 2018, supplemented by a prospectus supplement dated May 29, 2019 and filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act. The Shares have not been qualified by prospectus under the securities laws of any province or territory of Canada and are being issued and sold in Canada pursuant to an exemption from the prospectus requirements of Canadian securities laws. For purposes of compliance with the Securities Act, the Securities may only be offered by means of a prospectus under the Securities Act. Copies of the prospectus and prospectus supplement can be obtained directly from the Company’s website at http://www.loopindustries.com/en/investors/sec and at the SEC’s website at www.sec.gov. No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

A copy of the opinion of Ballard Spahr LLP relating to the legality of the issuance and sale of the Shares in the Offering is attached as Exhibit 5.1 hereto. The form of the Purchase Agreement is filed as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of such documents and the transactions contemplated thereby is qualified in its entirety by reference to such exhibits.

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Proposed Appointment of Mr. Andrew Lapham.

The Purchaser’s initial Purchaser Nominee will be Mr. Andrew Lapham. Mr. Lapham, age 46, has had a successful career as a financial professional with experience covering plastic manufacturing. Mr. Lapham co-founded and serves as the Global and Canadian Chair of Northern Private Capital Inc., a private investment firm. Mr. Lapham previously served as the Chairman of Blackstone Canada, an alternative asset manager, which focused primarily on sourcing and evaluating the firm’s investment opportunities in Canada. Mr. Lapham also served as the senior investment professional at Onex Corporation, headquartered in Toronto. Mr. Lapham holds a Bachelor of Arts degree with a major in History from Princeton University.

The Company expects that Mr. Lapham will execute the Company’s standard form of indemnification agreement, a copy of which has been previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2017. Mr. Lapham is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Resignation of Mr. Nelson Switzer.

On May 28, 2019, Nelson Switzer notified the Company of his intention to resign as Chief Growth Officer of the Company effective on June 14, 2019.

Item 8.01. Other Events.

On May 29, 2019, the Company issued a press release regarding the Offering and the Option Issuance. A copy of this press release is furnished hereto as Exhibit 99.1.

The information set forth in this Item 8.01 is intended to be furnished under Item 8.01 of Form 8-K (Other Events). This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Investors and others should note that we announce material financial information to our investors using our investor relations web site (http://www.loopindustries.com/en/investors/home), SEC filings, press releases, public conference calls and webcasts. We use these channels, as well as social media, to communicate with our members and the public about our company, our services and other issues. It is possible that the information we post on social media could be deemed to be material information. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the United States social media channels listed on our investor relations web site.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Ballard Spahr LLP
10.1	Form of Securities Purchase Agreement dated May 29, 2019 between Loop Industries, Inc., the Purchaser identified therein and Daniel Solomita.
99.1	Press Release dated May 29, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: May 29, 2019	By:	/s/ Daniel Solomita
Daniel Solomita
Chief Executive Officer and President

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